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                           FORM 8-K -- CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                         AMENDMENT NUMBER 1 TO FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)         May 15, 1996
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                               IBT Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

Michigan                            O-18415                        38-2830092
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(State or other jurisdiction        (Commission                (IRS Employer of
corporation)                        File Number)             Identification No.)

200 East Broadway                  Mount Pleasant, Michigan     48858
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(Address of principal executive offices)                      (Zip code)

                                (517) 772-9471
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)
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Form 8-K
IBT Bancorp, Inc.

Item 4.  Changes in Registrant's Certifying Accountants


At a meeting on May 14, 1996, the Board of Directors of the Corporation approved the engagement of Rehman Robson, P.C. as its independent auditors for the fiscal year ending December 31, 1996 to replace the firm of Andrews, Hooper & Pavlik, P.L.C. The firm of Andrews, Hooper and Pavlik, P.L. C. was dismissed as the Corporation's independent auditors effective May 15, 1996. The audit committee of the Board of Directors approved the change in auditors on May 14, 1996.


The reports of Andrews, Hooper & Pavlik, P.L.C. on the Corporation's financial statements for the years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Corporation's financial statements for the past two fiscal years ended December 31, 1995 and 1994, and up to the current date, there were no disagreements with Andrews, Hooper & Pavlik, P.L.C. on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which if not resolved to the satisfacton of Andrews, Hooper & Pavlik, P.L.C. would have caused Andrews, Hooper & Pavlik, P.L.C. to make reference to the matter in their report.


During the last two fiscal years and subsequent interim period to the date hereof, the Corporation did not consult Rehmann Robson P.C. regarding any of the matters or events set forth in Item 304.(a)(2) of Regulation S-K.


The Corporation has requested Andrews, Hooper & Pavlik to furnish it a letter addressed to the Commisssion stating whether it agrees with the above statement. A copy of the letter dated May 30, 1996 is filed as Exhibit 16 to this Form 8-K.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        IBT Bancorp, Inc.
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                                                      (Registrant)




Date    May 30, 1996





                                        /s/ Dennis P. Angner
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                                        Dennis P. Angner
                                        Treasurer
                                        (Principal Financial Officer)